UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 26, 2006

MULTICELL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10121	52-1412493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 George Washington Highway

Lincoln, Rhode Island 02865

(Address of principal executive offices, including zip code)

(401) 333-0610

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 23, 2006, the Board of Directors of MultiCell Technologies, Inc. (the “Company”) appointed Stephen Chang as the Company’s Chief Executive Officer, replacing W. Gerald Newmin. Mr. Newmin will remain Co-Chairman of the Company’s Board of Directors and the Secretary of the Company. Dr. Chang, age 50, will also remain as a member of the Company’s Board of Directors, a position he has held since June 2004, and President of the Company, a position he has held since February 2005. Dr. Chang also serves as President of MultiCell Immunotherapeutics, Inc., a subsidiary of the Company. The terms, including compensation, of Dr. Chang’s employment with the Company remain unchanged.

Dr. Chang is also President of CURES, a coalition of patient advocates, biotechnology companies, pharmaceutical companies and venture capitalists dedicated to ensuring the safety, research and development of innovative life saving medications. Dr Chang is on the board of BIOCOM, San Diego’s premier life sciences organization. Prior to joining the Company, Dr. Chang was chief science officer and vice president of Canji Inc./Schering Plough Research Institute in San Diego from 1998 to 2004. Dr. Chang earned his doctoral degree in Biological Chemistry, Molecular Biology and Biochemistry from the University of California, Irvine. Prior to that he received a bachelor of science in Zoology, Microbiology, and Cell and Molecular Biology from the University of Michigan and a USPHS Postdoctoral Fellowship at the Baylor College of Medicine.

Item 8.01	Other Events.

On May 25, 2006, the Company issued a press release announcing Dr. Chang’s appointment as Chief Executive Officer of the Company. A copy of this press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The press release and the information therein is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release announcing Dr. Chang’s appointment as CEO dated May 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTICELL TECHNOLOGIES, INC.

By:	/s/ Gerard A. Wills
Gerard A. Wills
Senior Vice President, Finance and Chief Financial Officer

Date: May 26, 2006